                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement    / /  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             BRUNSWICK BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------
     (3)  Filing Party:

          --------------------------------------------------------------------
     (4)  Date Filed:

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
                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1996

           Notice is hereby given that the Annual Meeting of Shareholders of Brunswick Bancorp (the "Company"), will be held at 3:00 P.M. on Tuesday, April 30, 1996 at the office of Brunswick Bank and Trust Company (the "Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901, for the purpose of considering and voting upon the following matters:

         1. The election of 10 nominees named in the accompanying Proxy Statement to serve as directors of the Company.

         2.       Such other business as may properly come before the Meeting.

           Shareholders of record at the close of business on April 2, 1996 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

                                       By Order of the Board of Directors

                                       THOMAS FORNALE, Secretary

April 17, 1996

                  IMPORTANT - PLEASE MAIL YOUR PROXY STATEMENT

           You are urged to sign and return the enclosed Proxy of the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                                BRUNSWICK BANCORP
                              439 Livingston Avenue
                         New Brunswick, New Jersey 08901

                                 PROXY STATEMENT
                              DATED APRIL 17, 1996

                       GENERAL PROXY STATEMENT INFORMATION

OUTSTANDING SECURITIES AND VOTING RIGHTS

         This Proxy Statement is furnished in connection with the solicitation of the Board of Directors of Brunswick Bancorp (the "Company") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at 3:00 P.M. on Tuesday, April 30, 1996 at the office of Brunswick Bank & Trust Company ("the Bank"), located at 439 Livingston Avenue, New Brunswick, New Jersey 08901. This proxy is first being mailed to shareholders on approximately April 17, 1996.

         The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting was April 2, 1996. Only shareholders of record as of that date will be entitled to notice of and to vote at the Annual Meeting.

         On the record date, 721,920 shares of common stock, par value $2.00 per share, were outstanding and eligible to be voted at the Annual Meeting.

         Each share of common stock is entitled to one vote. All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the 10 nominees for director named in this Proxy Statement, unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion.

         At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker nonvotes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholders meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. Where state law or the Company's Certificate of Incorporation or Bylaws require that the matter voted upon be approved by a specified percentage of the outstanding shares, then abstentions and broker non-votes have the same effect as negative votes.

REVOCABILITY OF PROXIES

         Any shareholder given a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by delivering a later-dated proxy or a written revocation sent to Thomas Fornale, Secretary of the Company, at the office of the Bank, P.O. Box 29, New Brunswick, New Jersey 08903 (or by hand delivery to 439 Livingston Avenue, New Brunswick, New Jersey). A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of such revocation with the Secretary of the Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

         This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company or the Bank who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The By-laws of the Company provide that the number of directors shall not be less than 5 nor more than 25 and permits the exact number to be determined from time to time by the Board of Directors. The Board has fixed the number of directors at 10. The Company regrets to inform its shareholders that Mr. Gennaro Russo, a director of the Company and the Bank since 1978, passed away on March 6, 1996.

         It is intended that the persons named in the proxy will vote for the election of the 10 nominees named below to serve as directors. Discretionary authority is solicited to vote for a lesser number of nominees or to vote for the election of a substitute nominee if, for any reason, any nominee is unable to serve or refuses to serve as a candidate for election. The Company has no reason to believe any nominee would not serve if elected.

         The following table sets forth the name and age of the Board's nominees, the nominee's position with the Company, if any, the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director. The nominee's service as a director includes prior service as a director of the Bank. Messrs. Malouf and Sica are not currently directors and are nominated for the first time this year.

NAME, AGE AND
POSITION WITH                   PRINCIPAL OCCUPATIONS                                  DIRECTOR
COMPANY                         DURING PAST FIVE YEARS                                 SINCE
Bruce Arbeiter, 56              President, Rutgers Express Co. (Trucking Company)      1981

Joseph DeMarco, 61              President, High Grade Beverage Company                 1975

Dominick Faraci, 80             President, Tri-County Supply Company                   1975
                                (Air Conditioning and Heating)

Carmen J. Gumina, 63            Chairman of the Board and President,                   1973
Chairman of the Board           Brunswick Bank and Trust Company
and President

Josephine Gumina, 71            Retired 1981; formerly Treasurer, Gumina               1974
                                Building and Construction Company

Michael Kaplan, 55              President, Kaplan and Sons (Construction Company)      1980

Richard A. Malouf, 50           President, Malouf Auto Dealerships                        -

John Maltese, 80                Retired; formerly President,                           1990
                                John Maltese Iron Works

Frederick H. Perrine,           President, Perrine Pontiac, Inc.                       1975
69

Robert P. Sica, 62              President, New Brunswick Plating, Inc.                    -

         No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

         Carmen J. Gumina and Josephine Gumina are brother and sister.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

         The Company held three meetings of the Board during 1995.

         The directors of the Company also serve as directors of the Bank. The Board of Directors of the Bank holds regularly scheduled meetings every second Tuesday of each month and special meetings as circumstances require. During 1995, the Board of Directors of the Bank held 12 meetings.

         The Bank maintains a Loan Committee, Audit Committee, Nominating Committee, Compensation Committee, Compliance Committee and Finance Committee. The Nominating and Compensation Committees of the Bank are appointed once a year by the Chairman of the Board of the Bank. The Loan Committee consists of 2 directors and met 12 times during 1995.

         The Audit Committee of the Bank arranges for the Bank's directors' examination through its independent public accountant, reviews and evaluates the recommendations of the directors' examination and recommends any action to be taken in connection therewith.

During 1995, the Audit Committee consisted of 3 directors, Joseph DeMarco, Frederick Perrine and Josephine Gumina, and met 12 times.

         The Nominating Committee of the Bank recommends a slate of nominees for election as directors. The Nominating Committee consists of 2 directors who in 1995 were Bruce Arbeiter and Frederick Perrine. The Committee met once during 1995. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be sent in writing to the Secretary of the Company no later than December 31, 1996 for consideration in connection with the Company's 1997 Annual Meeting.

         The Compliance Committee of the Bank oversees the Bank's compliance program. This committee consists of 2 directors who in 1995 were Bruce Arbeiter and Dominick Faraci. The Compliance Committee met 10 times during 1995.

         The Finance Committee of the Bank reviews and approves vendor's invoices for payment. This committee consists of 2 directors who in 1995 were Bruce Arbeiter and John Maltese. The Finance Committee met 12 times during 1995.

         During 1995 all directors attended more than 75 percent of the aggregate of the total number of Company Board meetings and meetings of committees of the Board on which they served, except Mr. DeMarco who attended 58% of the meetings. Mr. DeMarco suffered a severe stroke early last year and is still undergoing rehabilitation.

                             DIRECTOR'S COMPENSATION

         There are no director fees for the Company. Director fees for the Bank consist of $300 for each meeting of the Board of Directors attended. Directors who are members of committees of the Bank receive a fee of $125 for each committee meeting attended. Directors who render services in appraising the value of property also receive appraisal fees.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                    BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information concerning the beneficial ownership of the Company's common stock, as of February 7, 1996, by each director, by each nominee for director, by each executive officer of the Company for whom individual compensation information is required to be set forth in the Proxy Statement pursuant to SEC rules (the "Named Officer"), by all directors and executive officers as a group, and by other principal shareholders. The Company knows of no person or group which beneficially owns 5% or more of the Company's stock, except as set forth below. Messrs Malouf and Sica own no shares of the Company's common stock but will be required to acquire common stock if they are elected as directors.

                                         NUMBER OF SHARES      PERCENTAGE
                                       BENEFICIALLY OWNED(1)     OF CLASS
                                       ------------------        --------
Directors and Named Officers:
       Bruce Arbeiter                              16,197(2)            2.2%
       Joseph DeMarco                              22,749(3)            3.2%
       Dominick Faraci                              3,802(4)             .5%
       Carmen J. Gumina                           140,692(5)           19.5%
       Josephine Gumina                            32,709               4.5%
       Michael Kaplan                              11,912(6)            1.7%
       John Maltese                                12,248               1.7%
       Frederick H. Perrine                         1,872                .3%
       Gennaro Russo (7)                           66,277(7)            9.2%
Directors and Executive
Officers as a Group (11 persons)                  324,167              44.9%

Other Principal Shareholders:
       Elsa M. Gumina
       400 South Ocean Blvd.
       Palm Beach, FL  33480                       63,847               8.8%

- --------------------------

         (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

         (2) Of this total, 300 shares are held by Mr. Arbeiter in his name, 12,468 shares are held by Mr. Arbeiter and his wife jointly and 3,429 shares are held by a profit sharing plan in which Mr. Arbeiter has a substantial interest and for which he is a trustee.

         (3) Of this total, 5,619 shares are held by Mr. DeMarco in his name, 9,933 shares are held by Mr. DeMarco and his wife jointly, 5,624 shares are held by his wife in her name, 541 shares are held by a company in which he owns a substantial interest, and 1,032 shares are held by a company in which Mr. DeMarco is a partner (along with Mr. Gumina) and has substantial ownership.

         (4) Of this total, 1,854 shares are held by Mr. Faraci in his name and 1,948 shares are held jointly with his wife.

         (5) Of this total, 121,884 shares are held by Mr. Gumina in his name, 1,032 shares are held by a company in which Mr. Gumina (along with Mr. DeMarco) is a partner and has substantial ownership and 8,176 shares are held by a company controlled by Mr. Gumina, and 9,600 shares are held in a family trust.

         (6) Of this total, 9,752 shares are held by Mr. Kaplan in his name and 2,160 shares are held jointly with his wife.

         (7) Mr. Russo passed away on March 6, 1996. The shareholdings shown are those of Mr. Russo on February 7, 1996. The Company cannot determine, without unreasonable effort, the beneficial ownership of the shares as of a later date. Of this total, 19,578 shares were held by Mr. Russo in his name, 34,921 shares were held jointly with his wife, 1,032 shares were held by a company in which Mr. Russo (along with Messrs. DeMarco and Gumina) was a partner and had substantial ownership, 7,866 shares were held by two sons who reside at his home, and 2,880 shares were held by a pension plan in which Mr. Russo had a substantial interest and was a trustee.

                             EXECUTIVE COMPENSATION

         The following table summarizes all compensation earned in the past three years for services performed in all capacities for the Company by Mr. Gumina, the Company's CEO, and the only person who meets the definition of "Named Officer" under the SEC executive compensation disclosure rules.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION        ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR          SALARY($)      BONUS($)  COMPENSATION($)
                  (A)               (B)            (C)            (D)           (I)
Carmen J.Gumina, Chairman          1995            190,000       9,500       132,656(1)
of the Board and President         1994            175,000       8,750        12,631(2)
of the Company and the Bank        1993            175,000           0        17,909(2)

(1) The amount shown here represents the following contributions by the Company on behalf of Mr. Gumina: $120,000 to a trust pursuant to the Company's Non-Qualified Deferred Compensation Plan (which amount vested 20% on December 31, 1995 and vests an additional 20% each successive December 31 through December 31, 1999) and $12,656 to a profit sharing and 401K plan.

(2) The amount shown here represents the Company's contribution, on behalf of Mr. Gumina, to a profit sharing and 401K plan.

         In 1988, the Company established the Brunswick Bank and Trust Profit Sharing and Cash or Deferred Contribution Plan for eligible employees. All employees of the Bank who are 21 years of age or older and have completed one year of continuous service are eligible. The Plan consists of employer contributions and voluntary employee contributions. For the year ended December 31, 1995, the Company contributed $80,267 to the Plan of which $12,656 was for the benefit of Mr. Gumina.

         Effective as of January 1, 1995, the Company adopted a Non-Qualified Deferred Compensation Plan (the "Plan"). Under the Plan, the Company may award deferred compensation to such key employees and in such amounts as are determined from time to time by the Compensation Committee of the Board of Directors. At the time of each award, the Compensation Committee is to establish a vesting schedule to payment of the compensation on a deferred basis. The contributions made by the Corporation under the Plan are to be held in trust and managed by a plan administrator. For 1995, the only employee granted an award under the Plan was Mr. Gumina (see footnote 1 in the Summary Compensation Table above).

         Except as described above, there are no employment contracts, termination arrangements or change in control arrangements between the Company or the Bank and any of the executive officers.

                          EXECUTIVE COMPENSATION REPORT

         The following report was prepared by the Board of Directors of Brunswick Bancorp.

         Brunswick Bank and Trust is the primary subsidiary of Brunswick Bancorp. The compensation of senior officers of the Bank is determined by, or under the direction of, the full Board of Directors of the Bank. While the Board of Directors of the Bank may set compensation itself, or act through its Compensation Committee, which is currently composed of Carmen J. Gumina, President of the Bank, and Bruce Arbeiter, a non-management director of the Bank, actual practice in recent years has been for the Bank's President to set compensation for all senior officers, including himself, subject to the Board's right to modify or rescind his decisions.

         In determining the compensation of each senior officer for 1995, Mr. Gumina based his decisions on the particular officer's responsibilities, background and prior year's performance, as well as the performance of the Bank as a whole and the performance anticipated from the officer during 1995. The Board of Directors of the Bank did not modify or rescind any compensation decisions made by Mr. Gumina with respect to 1995.

         During 1995, Mr. Gumina's base compensation was set at $190,000 per year. This rate was based on Mr. Gumina's responsibilities, background and performance, and the performance of the Bank as a whole.

         The Bank has a profit sharing and 401K plan for which all employees, including executive officers, are eligible for participation. Vested contributions under this plan are one way in which executive compensation is related to the performance of the Bank as a whole. In 1995, executive officers of the Bank as a group received a total of $20,857 under the plan.

         Effective as of January 1, 1995, the Company adopted the Non-Qualified Deferred Compensation Plan (the "Plan"). The Plan is intended to foster sustained financial growth through the retention of valuable employees. Under the Plan, the Company may award deferred compensation to key employees with vesting over time. For 1995, the Company granted an award of $120,000 under the Plan to Mr. Gumina; this award vested 20% on December 31, 1995 and vests an additional 20% each successive December 31 through December 1999.

                   THE BOARD OF DIRECTORS OF BRUNSWICK BANCORP

         Bruce Arbeiter          Carmen J. Gumina        John Maltese
         Joseph DeMarco          Josephine Gumina        Frederick H. Perrine
         Dominick Faraci         Michael Kaplan

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Among those who served on the board of directors of the Company during 1995 and thus were ultimately responsible for setting executive officer compensation, Mr. Gumina is himself an executive officer of the Company.

         Mr. Gumina and his associates were customers of and had transactions with the Bank in the ordinary course of business during the year ended December 31, 1995. Similar transactions may be expected to take place with the Bank in the future. Outstanding loans and commitments made by the Bank in transactions with Mr. Gumina and his associates were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features.

         The Bank leases one of its operating locations from Cardal Associates. Carmen J. Gumina, President and Chairman of the Board of the Company, is the sole principal in Cardal

Associates. Rent paid to Cardal Associates by the Bank totalled $267,911 for the year ended December 31, 1995. The Company anticipates a rental amount relatively unchanged for 1996.

         Certain loans and loan participations are sold to Anpol Associates, an entity in which Carmen J. Gumina, President and Chairman of the Board of the Company, owns a 33% interest. As of December 31, 1995, loans and loan participations sold to Anpol Associates totalled $464,741. The Company has no specific plans for additional sales to Anpol Associates during 1996.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

         The Company has had, and may be expected to have in the future, transactions with directors, principal officers, their immediate families, and affiliated companies in which directors are principal stockholders (commonly referred to as related parties). The Bank has made loans to its directors and officers and their associates. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. Other material transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation."

                                PERFORMANCE GRAPH

         This graph compares the cumulative total return on a hypothetical $100 investment made on December 31, 1990 in: (a) Brunswick Bancorp common stock; (b) the Standard & Poor's (S&P) 500 Stock Index; and (c) Keefe, Bruyette & Woods, Inc. KBW Eastern Region Sub-Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends, (stock or cash) and increases or decreases in the market price of the stock.

                             INDEX OF TOTAL RETURNS
                 BASED ON DIVIDENDS AND MARKET PRICE OF STOCK -
                      DOES NOT REFLECT EARNINGS PERFORMANCE

                                           TABLE OF TOTAL RETURN INDICES
                                  1990        1991        1992      1993        1994         1995
                                  ----        ----        ----      ----        ----         ----
BRUNSWICK BANCORP                 $100.00    $69.99     $ 63.77   $136.73     $196.83      $236.19
S&P 500                            100.00    130.48      140.41    154.56      155.60       216.45
EASTERN REGION SUB-INDEX           100.00    175.86      242.86    263.28      224.94       381.67

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Ferraro, Wood & Company, Certified Public Accountants, has served as the Bank's independent public accountants since 1978. Selection of the Company's independent public accountants for the 1996 fiscal year will be made by the Board of Directors subsequent to the Annual Meeting.

         A representative of Ferraro, Wood & Company will be present at the Annual Meeting to be available to answer appropriate questions and will have the opportunity to make a statement if he so desires.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company's 1997 proxy material must be received by the Secretary of the Company no later than December 13, 1996.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendations of the Board of Directors.

         Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to the Company in the enclosed envelope.

                    BY ORDER OF THE BOARD OF DIRECTORS

                                            Carmen J. Gumina
                                            Chairman of the Board and President

New Brunswick, New Jersey
April 17, 1996

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCEPT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST ADDRESSED TO MR. THOMAS FORNALE, SECRETARY, BRUNSWICK BANCORP, 439 LIVINGSTON AVENUE, NEW BRUNSWICK, NEW JERSEY 08901.

P R O X Y                       BRUNSWICK BANCORP
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, APRIL 30, 1996
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard M. Brand and Jack Mula, and each of them, as Proxy, with full power of substitution, to vote all of the stock of BRUNSWICK BANCORP standing in the undersigned's name at the Annual Meeting of Shareholders of Brunswick Bancorp, to be held at the branch office of Brunswick Bank and Trust Company, 439 Livingston Ave., New Brunswick, N.J., on Tuesday, April 30, 1996, at 3:00 p.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

         THE BOARD OF DIRECTORS RECOMMENDS A BOTE FOR THE NOMINEES LISTED ON THE PROXY STATEMENT.

         1. ELECTION OF 10 DIRECTORS.

                / / FOR the nominees listed below (except as marked to the contrary below)

               / /    WITHHOLD AUTHORITY to vote for all nominees listed below

BRUCE ARBEITER, JOSEPH DeMARCO, DOMINICK FARACI, CARMEN J. GUMINA, JOSEPHINE GUMINA, MICHAEL KAPLAN,RICHARD A. MALOUF, JOHN MALTESE, FREDERICK PERRINE, ROBERT P. SICA.

 Instructions: To withhold authority to vote for any individual nominee(s) write that nominee's name on the following line:

- --------------------------------------------------------------------------------

                                                                          (OVER)

2. In their discretion, upon other matters as may properly come before the meeting.

                                    DATED:                              , 1996
                                          ------------------------------

                                    ------------------------------------------
                                    Signature

                                    ------------------------------------------
                                    Signature

                                     (Please sign exactly as your name appears.
                                     When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                                     PLEASE COMPLETE, SIGN AND RETURN THIS PROXY
                                     IN THE ENCLOSED RETURN ENVELOPE.